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                                                                    Exhibit 10.1

                     AMENDMENT TO INDUSTRIAL BUILDING LEASE

         THIS AMENDMENT TO INDUSTRIAL BUILDING LEASE is dated as of July 1, 1999, by and between ZEBRA TECHNOLOGIES CORPORATION, as Lessee, and UNIQUE BUILDING CORPORATION, as Lessor, for the Property commonly known as 333 Corporate Woods Parkway, Vernon Hills, Illinois (the "Property").

         WHEREAS, on May 15, 1989, Lessor and Lessee executed an Industrial Building Lease (the "Lease") for the Property for a term commencing September 1, 1989, and expiring August 31, 1999;

         WHEREAS, on July 1, 1991, April 1, 1993, December 1, 1994, October 1, 1995, June 1, 1996, and June 2, 1996, Lessor and Lessee entered into several amendments to the Lease (collectively the "Amendments") whereby additional premises were added to the Property and leased by Lessee for the term and at the rent set forth in the Amendments;

         WHEREAS, Lessee desires to lease additional premises at the Property and Lessor desires to lease said premises to Lessee on the terms and conditions set forth herein;

         WHEREAS, Lessee and Lessor desire to summarize all the Premises leased at the Property by Lessee;

         WHEREAS, Lessee and Lessor desire to amend the Lease and Amendments so that there is a common expiration date of June 30, 2014;

         WHEREAS, Lessor and Lessee desire to amend the Base Rent paid by Lessee for the Premises under the Lease and Amendments.

         NOW, THEREFORE, in consideration of Ten and No/l00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Lessor and Lessee hereby agree as follows:

     1. Lessee hereby leases from Lessor the newly constructed premises commonly known as the Cless Technology Center, consisting of improvements of approximately 57,508 square feet and a 167-car parking area (hereinafter the "Cless Technology Center Premises").

         2. The term for the Cless Technology Center Premises will commence July 1, 1999, and expire June 30, 2014. Base Rent for the Cless Technology Center Premises will be as follows:

         (i)      July 1, 1999, through June 30, 2004: $58,376.00 per month;

         (ii)     July 1, 2004, through June 30, 2009: $67,132.00 per month;

         (iii)    July 1, 2009, through June 30, 2014: $77,202.00 per month.

         3. The parties acknowledge and agree that the Base Rent for the entire Premises less the Cless Technology Center Premises is currently as follows:

         (i) As of the date hereof and for the period through August 31, 1999: $111,997.00 per month;

         (ii)     For the period of September 1, 1999, through March 31, 2003:
                  $115,355.00 per month;

         (iii)    For the period of April 1, 2003, through March 31, 2008:
                  $127,570.00 per month.

         The parties further agree that the Lease is hereby further amended to provide that the Base Rent for the entire Premises less the Cless Technology Center Premises for the remainder of the term subsequent to March 31, 2008, shall be as follows:

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                  (i)      For the period of April 1, 2008, through June 30,
                           2009: $132,354.00 per month;

                  (ii) For the period of July 1, 2009, through June 30, 2014: $152,207.00 per month.

         4. Lessor and Lessee agree that all premises and parking areas leased at the Property by Lessee pursuant to the Lease, the Amendments and this Amendment to Industrial Building Lease are described as follows:

                  The real estate, including parking areas and all improvements thereon containing approximately 225,133 square feet (including the Cless Technology Center Premises) located at 333 Corporate Woods Parkway, Vernon Hills, Illinois, and legally described as follows:

                  Lots 113 through 132 in the Corporate Woods, being a Subdivision of portions of Section 9, 10, 15 and 16, Township 43 North, Range 11, East of the Third Principal Meridian according to the Plat thereof recorded August 5, 1986 as Document 2468419 and recorded October 22, 1986 as Document 2496355 and amended by Letter of Amendments recorded as Document 2561505 and 2585702, in Lake County, Illinois (collectively, the "Premises").

         5. The Lease as heretofore amended is hereby further amended to provide that the term of the Lease for the entire Premises (to the extent not already provided) is extended to June 30, 2014.

         6. The parties agree that, as heretofore amended, the Lease is hereby further amended to provide that the Base Rent for the entire Premises shall be as follows:

                  (i) For the period of July 1, 1999, through August 31, 1999: $170,373.00 per month;
                  (ii) For the period of September 1, 1999, through March 31, 2003: $173,731.00 per month;
                  (iii) For the period of April 1, 2003, through June 30, 2004: $185,946.00 per month;
                  (iv) For the period of July 1, 2004, through March 31, 2008: $194,702.00 per month;
                  (v) For the period of April 1, 2008, through June 30, 2009: $199,486.00 per month;
                  (vi) For the period of July 1, 2009, through June 30, 2014: $229,409.00 per month.

         7.       The effective date of this Amendment is July 1, 1999.

         8. Except as they may have been modified by anything set forth in this Amendment, all of the terms and provisions of the Lease and Amendments are hereby ratified and confirmed by the parties hereto as being in full force and effect.

         9. In the event of a conflict between the terms and conditions of the Lease and Amendments and this Amendment to Lease, the provisions of this Amendment to Lease shall prevail.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of this 1st day of July, 1999.


LESSEE:                                            LESSOR:

ZEBRA TECHNOLOGIES CORPORATION              UNIQUE BUILDING CORPORATION



By:      /s/ Edward L. Kaplan               By:      /s/ Edward L. Kaplan
   -----------------------------------         --------------------------------
Title:   Chief Executive Officer            Title:   President
      --------------------------------            -----------------------------